STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Expenses
Audit and legal	$ 16,464	$ 14,992	$ 30,817
Directors' remuneration	36,000	36,000	0
Office and miscellaneous	4,472	6,813	7,341
Stock based compensation	0	0	1,056
Operating Expenses, Total	56,936	57,805	39,214
Other income (loss)
Foreign exchange gain (loss)	32,051	25,950	(124,965)
Interest income	42,042	77,666	(3,630)
Loss on notes receivable	(249,110)	(83,517)	0
Net loss and comprehensive loss for the year	$ (231,953)	$ (37,706)	$ (164,809)
Net income (loss) attributable to:
Basic and diluted net loss per common share	$ (0.02)	$ (0.00)	$ (0.02)
Weighted average number of common shares outstanding
- basic and diluted	10,950,000	10,950,000	10,950,000